U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                  FORM 8-K123G
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
         Date of Report (date of earliest event reported): March 8, 2000

                                 Starfest, Inc.
             (Exact name of registrant as specified in its charter)

  California                        O-27173                         95-4442384
--------------              ------------------------               -------------
(State of                   (Commission File Number)               (IRS Employer
Incorporation)                                                     I. D. Number)



                         9494 East Redfield Road, #1136
                              Scottsdale, AZ 85260
                                  480-551-8280
             -------------------------------------------------------
             (Address and telephone number of registrant's principal
               executive offices and principal place of business)



                            MAS Acquisition XX Corp.
                             1710 E. Division Street
                              Evansville, IN 47711
             ------------------------------------------------------
             (Former name or address, if changed since last report)

Item 1.  Changes in Control of Registrant.

        (a) Pursuant to a Stock Purchase Agreement (the "Purchase Agreement) dated March 6, 2000 between MAS Capital, Inc., an Indiana corporation, the controlling shareholder of MAS Acquisition XX Corp. (MAS XX"), an Indiana corporation, and Starfest, Inc., a California corporation ("Starfest" or the "Company"), approximately 96.83 percent (8,250,000 shares) of the outstanding shares of common stock of MAS Acquisition XX Corp. were exchanged for $100,000 and 150,000 shares of common stock of Starfest in a transaction in which Starfest became the parent corporation of MAS XX.

        The Purchase Agreement was adopted by the unanimous consent of the Board of Directors of MAS XX on March 7, 2000. The Purchase Agreement was adopted by the unanimous consent of the Board of Directors of Starfest on March 7, 2000. No approval of the shareholders of Starfest or MAS XX is required under applicable state corporation law.

        Prior to the merger, MAS XX had 8,519,800 shares of common stock outstanding, of which 8,250,000 shares were exchanged for 100,000 shares of common stock of Starfest. By virtue of the exchange, Starfest acquired 96.83 percent of the issued and outstanding shares of common stock of MAS XX.

        Prior to the effectiveness of the Purchase Agreement, Starfest had an aggregate of 23 million shares of common stock, no par value, issued and outstanding.

        Upon effectiveness of the acquisition, Starfest had an aggregate of 23,150,000 shares of common stock outstanding.

        The officers of Starfest continue as officers of Starfest subsequent to the Purchase Agreement. See "Management" below. The officers, directors and by-laws of Starfest will continue without change.

        A copy of the Purchase Agreement is attached hereto as an exhibit. The foregoing description is modified by such reference.

        (b) The following table sets forth certain information regarding beneficial ownership of the common stock of Starfest as of March 7, 2000 by each individual who is known to Starfest, as of the date of this filing, to be the beneficial owner of more than five percent of Starfest's common stock, its only voting security.

     Name and Address              Amount and
      Of Beneficial                 Nature of                    Percent of
          Owner               Beneficial Ownership(1)               Class
     ----------------         -----------------------            ----------

     Thomas J. Kenan            1,360,000 shares (2)                5.9%
     212 N.W. 18th St.
     Oklahoma City, OK
      73103

     Gary Bryant                1,310,000 shares (3)                5.7%
     ---------
(1) Unless otherwise indicated, Starfest believes that all persons named in the above table have the sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(2)            760,000  of these  shares  are held of record by the  Marilyn  C.
               Kenan Trust, of which trust Marilyn C. Kenan, the spouse of Thomas J. Kenan, is the trustee and beneficiary. Mr. Kenan disclaims any beneficial ownership of any of the shares held in the trust.

(3)            570,000 of these shares are held of record by Suzanne Bryant, Mr.
               Bryant's spouse, and 370,000 are held of record by Newport Capital Corporation, a corporation under the control of Mr. Bryant. Mr. Bryant disavows any beneficial ownership of any of the shares held by Mrs. Bryant.

        The table below sets forth the ownership, as of the date of this filing, by all directors and nominees, and each of the named executed officers of Starfest, and directors and executive officers of Starfest as a group, of the common stock of Starfest, its only voting security.


     Name and Address
           of                     Amount and Nature
                                         of                      Percent of
          Owner                  Beneficial Ownership               Class
     ----------------            --------------------            ----------

     Michael Huemmer                760,000 shares                   3.3%
     9494 E. Redfield
       Road, #1136
     Scottsdale, AZ 85260

     Janet Alexander                100,000 shares                   0.4%
     120 E. Andreas Road,
       Suite C
     Palm Springs, CA 92262

     Officers and Directors         860,000 shares                   3.7%
       as a Group (2 persons)

        There are no agreements between or among any of the shareholders that would restrict the issuance of shares in a manner that would cause any change in control of Starfest. There are no voting trusts, pooling arrangements or similar agreements in the place between or among any of the shareholders, nor do the shareholders anticipate the implementation of such an agreement in the near future.

        A change in control could occur in the future, however, should the shareholders of Starfest and Concierge, Inc., a Nevada corporation, approve an agreement of merger entered into between Starfest and Concierge on January 26, 2000. The proposed merger will be submitted to the shareholders of each of Starfest and Concierge pursuant to a Form S-4 Prospectus-Proxy Statement to be filed with the Commission as soon as the necessary audited financial statements of Concierge are prepared. It is expected that these financial statements will be available within 60 days.

               Pursuant  to  the  agreement  of  merger  between  Starfest   and
Concierge,

        o      Starfest will be the surviving corporation,

        o The shareholders of Concierge will receive pro rata for their shares of common stock of Concierge, 86,000,000 shares of common stock of Starfest in the merger, and all shares of capital stock of Concierge will be cancelled,

        o The officers and directors of Concierge will become the officers and directors of Starfest, and

        o The name of Starfest will be changed to "Concierge Technologies, Inc."

        Item 2.  Acquisition or Disposition of Assets.

               (a)  The  consideration   exchanged   pursuant  to  the  Purchase
Agreement was negotiated between representatives of the shareholders of MAS XX and the management of Starfest.

               In evaluating Starfest as a candidate for the proposed acquisition, MAS XX used criteria such as the value of the assets of Starfest and of Concierge, Inc., Starfest's present stock price as set forth on the OTC Bulletin Board, Concierge's anticipated operations, and Starfest's and Concierge's business names and reputations. The shareholders of MAS XX determined that the consideration for the exchange was reasonable.

               (b) Starfest was incorporated under the laws of the State of California on August 18, 1993. It was originally named "Fanfest, Inc." On August 29, 1995 its name was changed to "Starfest, Inc."

Description of Business and Properties.
--------------------------------------

               Starfest's initial business was the production and promotion of theme events involving numerous artists and performers and designed to attract mass audiences of fans drawn by the theme. In 1994 and 1995 it produced "Fanfest," which was held at the Fairplex at the Los Angeles County Fairgrounds, and which won the Airplay International Award as the "Country Music Event of the Year." In 1995 the event won the Country Music Associations of America's award as the "Best Country Event of the Year." In 1996 the event was renamed "Starfest" and was again held in Los Angeles.

               The events all lost money. In 1997 the event was planned but was cancelled before being held. The company was essentially dormant in 1998 with its activities being limited to dealing with creditors and to attempting to raise capital for the resumption of business.

               In 1999 Starfest turned control of the company over to individuals involved in the adult Internet entertainment business. Under this new direction the company bought three websites found on the Internet through
www.starfest.com  with the  front-page  title of  adultstars.com.  Starfest also
----------------
purchased and paid for twelve websites on the Internet, but the written transfer of the websites was never obtained, and the right to obtain the transfer of those websites have been sold and transferred to unrelated third parties.

Stockholders owning a majority of the outstanding stock of Starfest regained control of the management of the company and, on December 31, 1999, pursuant to the written consent of persons holding a majority of the outstanding shares of common stock of the company, Starfest sold all the assets of the company associated with the adult entertainment business for $10,000 and applied this and its other cash assets to the payment of outstanding liabilities.

               On January 18, 2000, Starfest and Concierge executed a letter of intent to submit to their stockholders a proposal to merge. An agreement of merger was executed on January 26, 2000. Starfest will be the surviving corporation of the merger, but the business and management of the merged companies will be that of Concierge. Pending approval of the merger, Starfest has no business or significant assets.

               Starfest's present management consists of two persons, Michael Huemmer, president, and Barbara Alexander, secretary.

Course of Business for Starfest Should the Merger Not Occur.
-----------------------------------------------------------

               Should the stockholders of the two companies not approve the merger, Starfest will seek another partner. Its sole "asset" is its status as a public company whose stock trades on the OTC Bulletin Board.

        Legal Proceedings.
        -----------------

               Neither Starfest nor its property is a party to, or the subject of, pending legal proceedings.

        Market for Starfest's Common Stock and Related Stockholder Matters.
        ------------------------------------------------------------------

               Starfest's Common Stock presently trades on the OTC Bulletin Board. The high and low bid and asked prices, as reported by the OTC Bulletin Board, are as follows for 1998 and 1999. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

                                            High          Low
                                            ----          ---
               1998:
                      1st Qtr.              0.02          0.005
                      2nd Qtr.              0.01          0.005
                      3rd Qtr.              0.03          0.005
                      4th Qtr.              0.021         0.01

               1999:
                      1st Qtr.              0.1000 0.0050
                      2nd Qtr.              0.5938 0.0200
                      3rd Qtr.              0.2000 0.0600
                      4th Qtr.              0.1050 0.0450

Description of Concierge's Business
-----------------------------------

Overview
--------

        Concierge was incorporated on September 20, 1996, in the State of Nevada. Its principal office is at 6033 W. Century Boulevard, Suite 1278, Los Angeles, California 90045. Its telephone number is (310) 645-1582.

        Concierge'S Plan of Operation
        -----------------------------

        Concierge  has  developed a "unified  messaging"  product - the Personal
Communications  Attendent  ("PCA(TM)).   It  proposes  to  market  this  product
commencing in April 2000.

        Description of the PCA(TM)
        --------------------------

        Concierge's PCA provides a means by which any user of Internet e-mail can have e-mail and fax messages spoken to him or her over any touch-tone telephone or wireless phone in the world.

        The PCA(TM) responds to the user's voice commands to read, verbalize and manage e-mail traffic stored on a personal computer. The PCA (TM) is "trained" to respond only to the voice commands and personal voice password of the individual user, thus guaranteeing that each user's personal messages cannot be accessed by anyone else. Responding to spoken instructions, the PCA (TM) can verbalize e-mail with fax and voice-mail capabilities over the phone and save or delete those messages as directed by the user. Even more exciting, the user, by voice command, over the telephone, can dictate e-mail messages to respond to the e-mail messages accessed by telephone.

        The Market
        ----------

        As of early 1999, there were estimated to be over 250 million e-mail users worldwide, a number which is growing rapidly. As to the domestic market, last year there were more than 40 million e-mail users in the U.S. churning out more than 150 million messages a day. By 2003 that could reach more than 200 million users, creating 7 billion messages a day. A substantial majority of this group are potential users of Concierge's current products and products planned for release.

        Distribution Methods
        --------------------

        Concierge  plans  an  aggressive,   direct-mail  and  Internet-marketing
campaign to introduce and promote the PCA (TM).

        Production Costs
        ----------------

        The PCA (TM) will be manufactured and produced for Concierge by Xetel Corp. A service order fulfillment contract is being negotiated at this time with an unaffiliated third party corporation. Emerald Solutions, Inc. will provide project management, program design and program coding services to implement products designed by Concierge.

        The e-mail version will retail at $39.95. With a $19.95 upgrade, the pro version monitors and collects fax, voice mail and e-mail messages. There will be no monthly service fee. No device other than an ordinary telephone is needed to access the PCA(TM). The PCA (TM) also includes an auto pager that notifies the user by phone or pager when new e-mail is received.

        Considering directing product costs including royalties, Concierge projects a gross profit margin of approximately 80 to 90 percent of direct sales.

        Concierge  is  in  the  process  of   "nationalizing"   the  product  to
accommodate several foreign languages, including Japanese, Korean, German, Latin American Spanish, French and Brazilian Portuguese.

        Governmental Approval of Principal Products
        -------------------------------------------

        No governmental approval is required in the U.S. for Concierge's products.

        Government Regulations
        ----------------------

        There are no governmental regulations in the U.S. that apply to Concierge's products.

        Properties.
        ----------

        Concierge subleases approximately 150 square feet of office space at Suite 1278, 6033 W. Century Boulevard, Los Angeles, California 90045. The space is deemed adequate for the present time, but additional space will be needed commencing in April 2000. Concierge has not yet identified the additional space it will lease, but ample space is available in the vicinity of its present space and elsewhere in the Los Angeles area.

        Dependence on Major Customers and Suppliers
        -------------------------------------------

        Concierge does not anticipate that it will be dependent on any major customers or suppliers.

        Seasonality
        -----------

        There should be no seasonal aspect to Concierge's business other than increased sales anticipated in the fourth calendar quarter associated with the year-end holidays.

        Research and Development
        ------------------------

        Concierge expended approximately $188,663 on research and development in 1998 and $50,431 in 1999. It anticipates that it will expend approximately $150,000 on research and development in 2000 and approximately $200,000 in 2001.

        Environmental Controls
        ----------------------

        Concierge is subject to no environmental controls or restrictions that require the outlay of capital or the obtaining of a permit in order to engage in business operations.

        Your 2000 Computer Problem
        --------------------------

        Concierge has determined that it does not face material costs, problems or uncertainties about the year 2000 computer problem. This problem affects many companies and organizations and stems from the fact that many existing computer programs use only two digits to identify a year in the date field and do not consider the impact of the year 2000. Concierge presently uses off-the-shelf and easily replaceable software programs and has determined that all software is year 2000 compliant.

        Number of Employees.
        -------------------

        On March 1, 2000 Concierge employed two persons full-time and two persons part-time.

        Venue of Sales.
        --------------

        Concierge   anticipates   that  some  of  its  initial   sales  will  be
attributable to exports to English-speaking countries.

        Patents, Trademarks, Copyrights and Intellectual Property.
        ---------------------------------------------------------

               Concierge has trademarked its Personal Communications Attendant. It has no patents on the product; the underlying technology is the subject of patents, and Concierge is required to pay royalty of approximately $0.50 a PCA unit to each of two unaffiliated patent holders, Lexicus, a subsidiary of Motorola, and Fonix.

        Legal Proceedings.
        -----------------

        Neither Concierge nor any of its property is a party to, or the subject of, any material pending legal proceedings other than ordinary, routine litigation incidental to its business.

        Financial Condition
        -------------------

        As of March 8, 2000, Concierge had cash assets of approximately $500,000 acquired through the sale of its common stock in an offering exempt from registration pursuant to the provisions of the Commission's Regulation D, Rule 506.

        Liquidity
        ---------

        Concierge expects to improve its liquidity through anticipated sales of its PCA (TM) commencing in April 2000.

        Capital Resources
        -----------------

        Should the need arise during the next twelve months for additional capital, Concierge believes that several of its existing shareholders will provide equity capital to meet this need.

PENNY STOCK REGULATIONS

        There is no way to predict a price range within which Starfest's common stock will trade after the proposed merger with Concierge. It presently trades on the OTC Bulletin Board at a price less than $5 a share and is subject to the rules governing "penny stocks."

        A "penny stock" is any stock that:

               sells for less than $5 a share.

               is not listed on an exchange or authorized for quotation on The Nasdaq Stock Market, and is not a stock of a "substantial issuer." Starfest is not now a "substantial issuer" and cannot become one until it has net tangible assets of at least $5 million, which it does not now have and will not have solely as a result of the proposed merger with Concierge.

        There are statutes and regulations of the Securities and Exchange Commission (the "Commission") that impose a strict regimen on brokers that recommend penny stocks.

               The Penny Stock Suitability Rule
               --------------------------------

        Before a broker-dealer can recommend and sell a penny stock to a new customer who is not an institutional accredited investor, the broker-dealer must obtain from the customer information concerning the person's financial situation, investment experience and investment objectives. Then, the broker-dealer must "reasonably determine" (1) that transactions in penny stocks are suitable for the person and (2) that the person, or his advisor, is capable of evaluating the risks in penny stocks.

        After making this determination, the broker-dealer must furnish the customer with a written statement setting forth the basis for this suitability determination. The customer must sign and date a copy of the written statement and return it to the broker-dealer.

        Finally the broker-dealer must also obtain from the customer a written agreement to purchase the penny stock, identifying the stock and the number of shares to be purchased.

        The above exercise delays a proposed transaction. It causes many broker-dealer firms to adopt a policy of not allowing their representatives to recommend penny stocks to their customers.

        The Penny stock Suitability Rule, described above, and the Penny Stock Disclosure Rule, described below, do not apply to the following:

               transactions not recommended by the broker-dealer,

               sales to institutional accredited investors,

               sales to "established customers" of the broker-dealer - persons who either have had an account with the broker-dealer for at least a year or who have effected three purchases of penny stocks with the broker-dealer on three different days involving three different issuers, and transactions in penny stocks by broker-dealers whose income from penny stock activities does not exceed five percent of their total income during certain defined periods.

               The Penny Stock Disclosure Rule
               -------------------------------

        Another Commission rule - the Penny stock Disclosure Rule - requires a broker-dealer, who recommends the sale of a penny stock to a customer in a transaction not exempt from the suitability rule described above, to furnish the customer with a "risk disclosure document." This document includes a description of the penny stock market and how it functions, its inadequacies and shortcomings, and the risks associated with investments in the penny stock market. The broker-dealer must also disclose the stock's bid and ask price information and the dealer's and salesperson's compensation related to the proposed transaction. Finally, the customer must be furnished with a monthly statement including prescribed information relating to market and price information concerning the penny stocks held in the customer's account.

               Effects of the Rule
               -------------------

        The above penny stock regulatory scheme is a response by the Congress and the Commission to known abuses in the telemarketing of low-priced securities by "boiler shop" operators. The scheme imposes market impediments on the sale and trading of penny stocks. It has a limiting effect on a stockholder's ability to resell a penny stock.

        Starfest's merger shares likely will trade below $5 a share on the OTC Bulletin Board and be, for some time at least, shares of a "penny stock" subject to the trading market impediments described above.


Directors and Executive Officers of Starfest
--------------------------------------------

        The  following  persons  are  the  current  directors  and  officers  of
Starfest:

                                                   Office Held         Term
Person                   Offices                      Since          of Office
------                   -------                   -----------       ---------

Michael Huemmer,60       President and                 1999             2000
                         Director

Janet Alexander,66       Secretary and                 1999             2000
                         Director


        Michael Huemmer.  Mr. Huemmer  has been employed by Starfest since April
        ---------------
1999. Prior to this employment he was the president of Ameripro Sports Marketing Company of Palm Desert, California from 1995 until his employment with Starfest.

        Janet Alexander.  Ms. Alexander has served as Starfest's secretary since
        ---------------
July 1999. Prior to this employment she was self-employed as a hypnotherapist in Wildomer, California from 1995 until June 1998 when she moved to Palm Springs, California. She was not employed from June 1998 until she became the secretary of Starfest in July 1999.

        There are no family relationships between the directors and officers. There are no significant employees of Starfest who are not described above.

        Executive Compensation
        ----------------------

        During 1999 no executive officer of Starfest received cash compensation except Mr. Huemmer. He received an aggregate of $18,000 in cash compensation and 300,000 shares of common stock of Starfest for his services as president during 1999. In 2000 he was granted 760,000 shares of common stock of Starfest for his services as president during 2000.

        In November 1999 Ms. Alexander was granted 100,000 shares of common stock of Starfest as compensation for her services as secretary and a director.

        Other than as stated above, no cash compensation, deferred compensation or long-term incentive plan awards were issued or granted to Starfest's management during the period ended December 31, 1999. Further, no member of Starfest's management has been granted any option or stock appreciation rights; accordingly, no tables relating to such items have been included within this Item.

        There are no employment contracts, compensatory plans or arrangements, including payments to be received from Starfest, with respect to any director or executive officer of Starfest which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with Starfest or its subsidiaries, any change in control or Starfest, or a change in the person's responsibilities following a change in control of Starfest.

Long-Term Compensation
----------------------

        As of March 7, 2000, Starfest has no long-term compensation plans or employment agreements with any of its officers or directors.

Potential De-Listing of Common Stock
------------------------------------

        Starfest may be de-listed from the OTC Bulletin Board. NASD Eligibility Rule 6530 issued on January 4, 1999, states that Issuers that do not make current filings pursuant to Sections 13 and 15(d) of the Securities Exchange Act of 1934 are ineligible for listing on the OTC Bulletin Board. Issuers who are not current with such filings are subject to de-listing according to a phase-in schedule depending on each issuer's trading symbol as reported on January 4, 1999. Our trading symbol on January 4, 1999 was SFST. Under the phase-in schedule, our common stock is subject to de-listing on April 5, 2000. On March 10, 2000 our common stock trading symbol will be changed to SFSTE if we are not current in filing reports by that date.

        Item 3.  Bankruptcy or Receivership.
        -----------------------------------

        Not applicable.

        Item 4.  Changes in Registrant's Certifying Accountant.
        ------------------------------------------------------

        Not applicable.

        Item 5.  Other Events.
        ---------------------

Successor Issuer Election.
-------------------------

        Upon execution of the Purchase Agreement and the subsequent delivery of $100,000 cash and 150,000 shares of common stock of Starfest on March 7, 2000, to MAS Capital Inc., pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Starfest became the successor issuer to MAS Acquisition XX Corp. for reporting purposes under the Securities and Exchange Act of 1934 and elected to report under the Act effective March 7, 2000.

        Item 6. Resignations of Directors and Executive Officers.
        --------------------------------------------------------

        Not applicable.

        Item 7. Financial Statements.
        ----------------------------

Starfest, Inc.
        Independent Auditors' Report.....................................   16
        Balance Sheet as of December 31, 1999............................   17
        Statement of Operations for the years
               ended December 31, 1999 and
               December 31, 1998 ........................................   18
        Statement of Changes in Stockholders' Equity
               (Deficit) for the period from
               December 31, 1997 to December 31, 1999 ...................   19
        Statements of Cash Flows for the years ended
               December 31, 1999 and December 31, 1998 ..................   20
        Notes to Financial Statements

                          INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of Directors
Starfest, Inc.

I have audited the accompanying balance sheet of Starfest, Inc. as of December 31, 1999, and the related statements of operations, stockholders' equity (deficit) and cash flows for the year ended December 31, 1999 and the year ended December 31, 1998. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Starfest, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the year ended December 31, 1999 and the year ended December 31, 1998, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring significant losses from operations that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Beverly Hills, California

February 9, 2000

                                 STARFEST, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1999



                                     ASSETS




Cash                                                               $       481
                                                                   -----------





                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)




Current Liabilities

 Accounts payable                                                  $    17,687
                                                                   -----------
Total current liabilities
                                                                        17,687
                                                                   -----------

Stockholders' equity (deficit)
  Common stock: no par value,
  65,000,000 shares authorized;
  21,697,999 shares issued and
  outstanding                                                        2,639,651


  Retained earnings (deficit)                                       (2,656,857)
                                                                   -----------
Total stockholders' equity (deficit)                                   (17,206)
                                                                   -----------

                                                                   $       481
                                                                   ===========






                 See accompanying notes to financial statements.

                                 STARFEST, INC.
                             STATEMENT OF OPERATIONS





                                                       For the Year Ended
                                                   December 31,    December 31,
                                                       1999            1998
                                                   ------------    ------------



Revenues                                            $        -     $        -
                                                    ------------   ------------


General and Administrative
Expenses                                                518,606          2,366
                                                    ------------   ------------

Operating (Loss)                                       (518,606)        (2,366)

Provision for income taxes                                   -              -
                                                    ------------   ------------


NET (LOSS)                                          $  (518,606)   $    (2,366)


Net (Loss)
per common share                                    $      (.04)   $      (.01)


Weighted Average Shares
Outstanding                                          15,893,441      8,301,323












                 See accompanying notes to financial statements.

                                 STARFEST, INC.
             STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY/(DEFICIT)




                              Common Stock           Retained
                          Number of      Amount      Earnings
                           Shares        Total       (Deficit)         Total
                          ---------      ------      ---------         -----


Balance,
December 31, 1997         6,236,323    $1,598,072   $(2,135,885)    $ (537,813)

Net (loss) for
year ended
December 31, 1998                -             -         (2,366)        (2,366)
                         ----------    ----------    -----------     ----------

Balance,
December 31, 1998         6,236,323     1,598,072     (2,138,251)     (540,179)

Shares issued
for services              2,313,338        87,200             -         87,200

Shares issued
for assets                2,950,000       118,000             -        118,000

Shares issued
for debt
extinguishment            6,165,005       646,379             -        646,379

Shares issued
for cash                  4,033,333       190,000             -        190,000

Net (loss) for
year ended
December 31, 1999                -             -        (518,606)     (518,606)
                         ----------    ----------     -----------    ----------

Balance,
December 31, 1999        21,697,999    $2,639,651    $(2,656,857)   $  (17,206)










                 See accompanying notes to financial statements.

                                 STARFEST, INC.
                            STATEMENTS OF CASH FLOWS


                                                      Year Ended December 31,
                                                        1999            1998
                                                     ----------      ----------
Net Cash From
Operating Activities:
Net (loss)                                           $(518,606)      $  (2,366)
Adjustments to reconcile
 net loss to net cash
 used by operating activities:
Shares issued for services                              87,200             -
Shares issued for assets                               118,000             -
Shares issued for
 debt extinguishment                                   646,379             -
Changes in assets
    and liabilities:
  Accounts payable                                    (413,692)         2,366
  Other liabilities                                   (108,800)            -

Net cash (used)
    by operating activities                           (189,519)            -
 Investing Activities:
Net cash provided (used) by
  Investing Activities  x                                   -              -
                                                     ---------        -------
Cash flows from Financing
Activities
Common stock issued for cash                           190,000             -
                                                     ---------        -------
Net cash provided by
Financing Activities:                                  190,000
Increase in Cash                                           481             -
Cash at beginning of period                                 -              -
                                                     ---------        -------
Cash at end of period                                $     481       $     -

Supplemental cash flow information:
Cash paid during the period for:

   Interest                                          $       -       $     -

   Income taxes                                      $       -       $     -

Non cash financing transactions:

Shares for services                                  $  87,200       $     -

Shares for debt extinguishment                       $ 646,379       $     -

Shares for assets                                    $ 118,000       $     -




                 See accompanying notes to financial statements.

                                 STARFEST, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999


NOTE 1 -  Summary of Significant Accounting Policies

Nature of Operations

        Starfest, Inc. (the "Company"), a California corporation, was incorporated on August 18, 1993 as Fanfest, Inc.. In August, 1995 the Company changed its name to Starfest, Inc.. During the year ended December 31, 1998, the Company was inactive, just having minimal administrative expenses. During the year ended December 31, 1999 the Company attempted to pursue operations in the online adult entertainment field.
However, the Company was not successful in this pursuit.

Cash equivalents

        Cash equivalents consist of funds invested in money market accounts and in investments with a maturity of three months or less when purchased. There were no cash equivalents at December 31, 1999.

Loss per share

        The computation of loss per share of common stock is based on the weighted average number of shares outstanding during the periods presented. Fully diluted calculations are not presented since the Company only had losses for all periods presented (thus antidilutive).

Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in financial statements and accompanying notes. Actual results could differ from those estimates.

Issuance of Shares for Services

        Valuation of shares for services is based on the estimated fair market value of the services performed.

Income taxes

        The  Company  records its  income  tax  provision  in   accordance  with
Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". (See Note 3).

                                 STARFEST, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999


NOTE 1 -  Summary of Significant Accounting Policies(continued)

Fair Value of Financial Instruments

        Pursuant to SFAS No. 107, Disclosures about Fair Value of Financial Instruments, the Company is required to estimate the fair value of all financial instruments included on its balance sheet at December 31, 1999. The Company considers the carrying value of such amounts in the consolidated financial statements to approximate their expected realization and interest rates, which approximate current market rates. During the periods presented and at December 31, 1999 the Company had no financial instruments.

Comprehensive Income (Loss)

        In fiscal 1999, the Company adopted SFAS No. 130, Reporting Comprehensive Income. This statement establishes standards for the reporting of comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. The adoption of SFAS No. 130 required no additional disclosure for the Company and did not have any effect on the Company's financial position, as there was no difference between comprehensive loss and the net loss as reported.

Segment Disclosures

        In Fiscal 1999, the Company adopted SFAS No. 131, Disclosures About Segments of an Enterprise and Related Information. This Statement establishes standards for the way companies report information regarding operating segments in annual financial statements. The adoption of SFAS No. 131 required no additional disclosure for the Company as the Company operated in one principal business segment.

Reclassifications

        Certain   items  in  prior  period   financial   statements   have  been
reclassified to conform with 1999 classifications.

NOTE 2 - Basis of presentation and considerations related to continued existence (going concern)

        The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company incurred a net loss of $518,606 for the year ended December 31, 1999. The Company incurred a net loss of $2,366 for the year ended December 31, 1998.

                                 STARFEST, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999



NOTE 2 - Basis of presentation and considerations related to continued existence (going concern) (continued)


        These factors, among others, raise substantial doubt as to the Company's ability to continue as a going concern.

        The Company's management intends to raise additional operating funds through equity and/or debt offerings. However, there can be no assurance management will be successful in this endeavor.

NOTE 3 - Income Taxes

        The Company records its income tax provision in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" which requires the use of the liability method of accounting for deferred income taxes.

        Since the Company did not have taxable income during the periods presented, no provision for income taxes has been provided. At December 31, 1999, the Company did not have any significant tax net operating loss carryforwards (tax benefits resulting from losses for tax purposes have been fully reserved due to the uncertainty of a going concern). At December 31, 1999, the Company did not have any significant deferred tax liabilities or deferred tax assets.

NOTE 4 - Subsequent Events

        On January 18, 2000 the Company issued 1,302,001 of its common shares, for January, 2000 services, to three shareholders.

        In January and February, 2000 the Company was in negotiations regarding possibly entering into a business combination with Concierge, Inc., a development stage software developer. Concierge, Inc. does not have significant assets or revenues.

        Item 8. Change in Fiscal Year.
        -----------------------------

Starfest, as the successor issuer, has a fiscal year end of December 31, which fiscal year will continue for the successor issuer.

        Exhibits.
        --------

            2 Stock Purchase Agreement of March 6, 2000 between Starfest, Inc. and MAS Capital, Inc.

            3.1 Certificate of Amendment of Articles of Incorporation of Starfest, Inc. and its earlier articles of incorporation.

            3.2      Bylaws of Starfest, Inc.

           10.1      Agreement  of Merger  between Starfest, Inc. and Concierge,
                     Inc.

           23        Consent of Jaak (Jack) Olesk, certified public accountant


                                    SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Starfest, Inc.


                                         By: /s/ Michael Huemmer
March 8, 2000                                --------------------------
                                             Michael Huemmer, President,
                                             Chief Operating Officer, and
                                             Director